THE CIT GROUP                                                        EXHIBIT 10

July 7, 1997



House of Fabrics, Inc.
13400 Riverside Drive
Sherman Oaks, CA 91423

Gentlemen:

Reference is made to the Financing Agreement, dated July 23, 1996, between House of Fabrics, Inc. (the "Company") and The CIT Group/Business Credit, Inc. ("CIT/BC") as Agent and Lender, as the same may be amended from time to time (the "Financing Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Financing Agreement.

The Company has requested and CIT/BC, as Agent and Lender, hereby agrees to amend the Financing Agreement, effective the date of this Letter Amendment, as follows:

1. Paragraph 8 of Section 6 of the Financing Agreement is hereby amended by deleting said paragraph in its entirety and inserting the following in lieu thereof:

     8. The Company and its Subsidiaries shall have, at all times, on a consolidated basis, a Net Worth, as defined herein, of not less than the amount set forth below for the applicable time period:

               Period                       Minimum Net Worth
               ------                       -----------------
               July 1997                    $29,000,000
               August 1997                  $28,000,000
               September 1997               $28,000,000
               October 1997 and at
               all times thereafter         $30,000,000

2. The definition of Inventory Advance Percentage set forth in Section 1 of the Financing Agreement is hereby amended by deleting said definition in its entirety, and inserting the following in lieu thereof:

     Inventory Advance Percentage shall mean:

     (i) sixty percent (60%) from the date hereof through and including August 14, 1997;

     (ii) fifty-nine percent (59%) from August 15, 1997 through and including September 14, 1997;

     (iii) fifty-eight percent (58%) from September 15, 1997 through and including October 14, 1997;

     (iv) fifty-seven percent (57%) from October 15, 1997 through and including November 14, 1997;

     (v) fifty-six percent (56%) from November 15, 1997 through and including December 14, 1997; and

     (vi)  fifty-five percent (55%) at all times thereafter.

3. In consideration of this Letter Agreement you hereby agree to pay the Agent on behalf of the Lenders a $500,000 facility fee, due upon execution of this Letter Agreement. You hereby authorize the Agent to charge your Revolving Loan Account with the Agent for such facility fee.

Except as set forth herein no other change in the terms or provisions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement, please so indicated by signing and returning to us the enclosed copy of this Letter Agreement. It is agreed with respect to this Letter Amendment that signed faxed copies shall be deemed of the same force and effect as an original manually signed copy, provided further that the Company hereby confirms that it shall promptly deliver original signature pages to the undersigned.

                                     Very truly yours,

                                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     (as Agent and Lender)

                                     By: /s/ Guy Fuchs
                                        --------------
                                     Title: Vice President

                                     WELLS FARGO BANK, N.A., (As Lender)
                                     By: /s/ Scott James Lorimer
                                        ------------------------
                                     Title: Vice President

                                     LA SALLE BUSINESS CREDIT, INC., (As Lender)
                                     By: /s/ Larry Magkamit
                                        -------------------
                                     Title: Assistant Vice President

                                     FINOVA CAPITAL CORPORATION, (As Lender)
                                     By: /s/ Ron Ornstein
                                        -----------------
                                     Title: Vice President

                                     FREMONT FINANCIAL CORPORATION, (As Lender)
                                     By: /s/ Cheri Rittan
                                        -----------------
                                     Title: Vice President


Read and Agreed to:

HOUSE OF FABRICS, INC.

By: /s/ John E. Labbett
   --------------------
Title: EVP/CFO


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